SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES EXCHANGE ACT OF
                               1934 (AMENDMENT NO. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential,  for  use  of the  Commission  only  (as  permitted  by  Rule
     14a-6(e)(2)
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         The United Illuminating Company
                 -----------------------------------------------
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     --------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     -------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
                                                     ---------------------------
(5)  Total fee paid:
                    ---------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
                                ------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
                                                      --------------------------
     (3) Filing party:
                      ----------------------------------------------------------
     (4) Date filed:
                    ------------------------------------------------------------

--------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

                         THE UNITED ILLUMINATING COMPANY

                   NOTICE OF ANNUAL MEETING OF THE SHAREOWNERS


TO THE SHAREOWNERS:

     Notice is hereby given that the Annual Meeting of the Shareowners of The United Illuminating Company will be held at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut, on Wednesday, May 20, 1998 at ten o'clock in the forenoon, for the following purposes:

1.  To elect a Board of Directors for the ensuing year.

2. To vote on the approval of the employment, by the Board of Directors, of Price Waterhouse LLP as the firm of independent public accountants to audit the books and affairs of the Company for the fiscal year 1998.

3. To consider and act on a proposal to amend the Company's Certificate of Incorporation relative to the number of members of the Board of Directors.

4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 12, 1998 as the record date for determination of the shareowners of the Company entitled to notice of, and to vote at, the meeting and any adjournments thereof.

     REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

     Dated at New Haven, Connecticut, this 27th day of March, 1998.

                                     By Order of the Board of Directors,

                                     KURT MOHLMAN, Treasurer and Secretary


                             YOUR VOTE IS IMPORTANT

    IN ORDER TO SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING, PLEASE MAIL YOUR PROXY PROMPTLY - REGARDLESS OF THE NUMBER OF SHARES YOU OWN, AND REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.



A diagram showing the location of the New Haven Lawn Club appears on the inside of the back cover of the Proxy Statement.

                                 PROXY STATEMENT

     This statement and the accompanying proxy form are furnished on or about March 27, 1998, to security holders of record as of the close of business on March 12, 1998, in connection with the solicitation of proxies for use at the Annual Meeting of the Shareowners of The United Illuminating Company to be held at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut, on
Wednesday, May 20, 1998 at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of the Shareowners. The mailing address of the principal executive offices of the Company is 157 Church Street, P.O. Box 1564, New Haven, Connecticut 06506. The solicitation is made by the Company, and the expense of printing and mailing proxy material will be borne by the Company. The Company will request banks, brokers and other custodians, nominees and fiduciaries to send proxy material to beneficial owners of shares and to secure their voting instructions, if necessary, and the Company will reimburse them for their reasonable expenses in so doing. Directors, officers and employees of the Company may also solicit proxies personally or by telephone, but no compensation will be paid specifically for any such solicitation. In addition, Georgeson &
Company, Inc. of New York, New York, has been retained to aid in the solicitation of proxies by similar methods at a cost to the Company of approximately $11,500, plus expenses.

SHAREOWNERS ENTITLED TO VOTE:

     At the close of business on March 12, 1998, the record date for the meeting, 14,334,922 shares of Common Stock of the Company were outstanding and will be entitled to vote at the meeting, each share being entitled to one vote, on each matter coming before the meeting as set forth in the accompanying Notice of Annual Meeting of the Shareowners and commented on in this Proxy Statement. All votes on each matter coming before the meeting will be counted and tabulated by Inspectors of Proxies and Tellers appointed by the President of the Company pursuant to its Bylaws.

     Common Stock shareowners who are participants in the Company's Automatic Dividend Reinvestment and Common Stock Purchase Plan (DRP) will receive proxy forms that will include the shares in their accounts under the DRP. The Bank of New York, the Company's agent under the DRP, has authorized the Company to vote shares held in the DRP according to the instructions received on such proxy forms.

     Shares of Common Stock for which a proxy in the form that accompanies this Proxy Statement is properly signed and returned (a) will be voted or not voted, in accordance with the choice indicated on the proxy, to fix the number of directors for the ensuing year at twelve and elect as directors the twelve persons named in this Proxy Statement (or such other person or persons as the present Board of Directors shall determine, if one or more of the twelve persons named is unable to serve); (b) will be voted for or against, or not voted, in accordance with the choice indicated on the proxy, with respect to the proposal to approve the employment of Price Waterhouse LLP as independent auditors for the fiscal year 1998; (c) will be voted for or against, or not voted, in accordance with the choice indicated on the proxy, with respect to the proposal to amend the Certificate of Incorporation of the Company; and (d) will be voted in accordance with the discretion of the person or persons voting them with respect to such other matters, if any, as may come before the meeting. The Company is not aware of any such other matters to be presented at the meeting.

     Any proxy may be revoked by the shareowner at any time prior to its use. A proxy may be revoked by filing with the Secretary of the Company a written notice of revocation or a properly signed proxy bearing a later date. A shareowner who attends the meeting in person may, if he or she wishes, vote by ballot at the meeting, thereby canceling any proxy vote previously given.

     Under Connecticut law and the Company's Bylaws, shareowners holding a majority of the shares of Common Stock represented at the meeting, in person or by proxy, will constitute a quorum for purposes of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of the Shareowners. Assuming that a quorum is present at the meeting, directors will be elected by a plurality of the votes cast at the meeting. Withholding authority to vote for a director nominee will not prevent that director nominee from being elected. Cumulative voting for directors is not permitted under Connecticut law unless a corporation's certificate of incorporation provides for cumulative voting rights; and the Company's Certificate of Incorporation contains no provision for such rights. Under Connecticut law, assuming that a quorum is present at the meeting, action on approval of the employment of independent auditors, action on approval of the proposal to amend the Certificate of Incorporation, and action on any other matter that may come before the meeting, will be approved if the votes cast in favor of the action exceed the votes cast against approval of the action. Proxies marked to abstain from voting with respect to any such action will not have the legal effect of voting against approval of such action.

PRINCIPAL SHAREOWNERS:

     In September and December of 1997 and February of 1998, statements were filed with the Securities and Exchange Commission (SEC), pursuant to Section 13(d) of the Securities Exchange Act of 1934, by a group of persons consisting of David T. Chase, his wife Rhoda, and their children Cheryl and Arnold (the Chase Family), by American Ranger, Inc. (American Ranger) and by D. T. Chase Enterprises, Inc. (DTCE), all of whom have as a business address One Commercial Plaza, Hartford, CT 06103. These statements disclose beneficial ownership by the Chase Family of a total of 800,000 shares of the Company's Common Stock, which would represent approximately 5.6% of the 14,334,922 shares of Common Stock outstanding as of the close of business on March 12, 1998. The statements filed with the SEC also disclose ownership by American Ranger, a company that is owned and controlled by the Chase Family and is a wholly-owned subsidiary of DTCE, of an additional 200,000 shares of the Company's Common Stock, which would represent approximately 1.4% of the 14,334,922 shares of Common Stock outstanding as of the close of business on March 12, 1998. However, in the statements filed with the SEC, none of the Chase Family members has admitted beneficial ownership of any of the shares of the Company's Common Stock owned by American Ranger, and none of the Chase Family members except David T. Chase have admitted beneficial ownership of any shares of the Company's Common Stock not registered in their individual names.

     There is no other person or group of persons known to the Company to be the beneficial owner of more than 5% of the shares of its Common Stock as of the close of business on March 12, 1998.

NOMINEES FOR ELECTION AS DIRECTORS:

     It is intended that shares of Common Stock represented by proxies who are authorized to vote for the election of a Board of Directors on the form that accompanies this Proxy Statement will be voted to fix the number of directors at twelve and (unless instructed otherwise on the form) in favor of the persons listed below for election as directors of the Company. While it is not anticipated that any of the persons listed below will be unable to serve as a director, if that should occur, the proxies will be voted for such other person or persons as the present Board of Directors shall determine. All of the nominees listed below were elected directors at the last annual meeting.

                      NAME, PRINCIPAL OCCUPATION, OTHER
                 CORPORATE AFFILIATIONS AND PRINCIPAL OCCUPATIONS                                            DIRECTOR
                    DURING THE PAST FIVE YEARS OF NOMINEE                                        AGE(1)       SINCE
---------------------------------------------------------------------------------------------   ------      --------
Thelma R. Albright                                                                               51           1995
President,  Carter Products Division,  Carter-Wallace,  Inc., Cranbury, New Jersey. From 1994
through  1995,  Ms.  Albright  was General  Manager and  Executive  Vice  President of Revlon
Beauty Care  Division.  From 1992 through 1993 Ms.  Albright was Executive  Vice President of
Marketing of Carter-Wallace,  Inc. Also,  Director,  CTFA (Cosmetics,  Toiletry and Fragrance
Association) and NDMA (Non-Prescription Drug Manufacturers Association).

Marc C. Breslawsky                                                                               55           1995
President and Chief Operating  Officer,  Pitney Bowes,  Inc.,  Stamford,  Connecticut.  Also,
Director,  Pitney  Bowes,  Inc.,  Pitney Bowes Credit  Corp.,  C.R.  Bard,  Inc.,  the Family
Foundation of North America,  Connecticut  Business and Industry  Association  and United Way
of Eastern  Fairfield  County;  Member,  Board of Governors,  the Landmark Club; and Trustee,
Norwalk Hospital.


                      NAME, PRINCIPAL OCCUPATION, OTHER
                 CORPORATE AFFILIATIONS AND PRINCIPAL OCCUPATIONS                                           DIRECTOR
                    DURING THE PAST FIVE YEARS OF NOMINEE                                        AGE(1)      SINCE
---------------------------------------------------------------------------------------------   ------     --------
David E. A. Carson                                                                               63         1993
President,  Chief Executive  Officer and Director,  People's Bank,  Bridgeport,  Connecticut,
and President,  Chief Executive  Officer and Trustee,  People's Mutual Holdings,  Bridgeport,
Connecticut.  Also,  Chairman,  Bridgeport Public Education Fund, Business Advisory Committee
of Connecticut  Commission on Children and Bridgeport Area Foundation;  Trustee,  Connecticut
Public  Broadcasting;  and Director,  Mass Mutual  Institutional Funds, MML Series Investment
Funds,  American  Skandia  Trust,  Old State  House,  Hartford,  Connecticut,  The  Bushnell,
Hartford, Connecticut, and Hartford Stage Company.

John F. Croweak                                                                                  61         1987
Chairman of the Board of  Directors,  Anthem Blue Cross & Blue Shield of  Connecticut,  Inc.,
North Haven,  Connecticut.  Also,  Director,  The New Haven Savings Bank,  Quinnipiac College
and Anthem, Inc., Indianapolis, Indiana.

J. Hugh Devlin                                                                                   55         1989
Managing Director and Consultant, Barr Devlin Associates, Incorporated, New York, New
York.  From 1975 through 1988, Mr. Devlin was a Managing Director of Morgan Stanley & Co.,
Inc., during which time he served as head of its Public Utility Group.  From January
1989 to April 1990,  Mr. Devlin served as Advisory  Director of Morgan Stanley & Co., Inc.
Also, Trustee, Meridian Health System.

Robert L. Fiscus                                                                                 60         1992
Vice  Chairman  of  the  Board  of  Directors  and  Chief  Financial   Officer,   The  United
Illuminating  Company.  Mr.  Fiscus served as President  and Chief  Financial  Officer of the
Company  during  the  period  May 1991 to  February  1998.  Also,  Chairman  of the  Board of
Directors,  Griffin  Health  Services  Corporation;   Director,  The  Aristotle  Corporation,
Bridgeport Area Foundation,  Bridgeport Regional Business Council,  United Way of Greater New
Haven and Susquehanna  University;  Governor,  University of New Haven; and Trustee,  Central
Connecticut Coast Young Men's Christian Association, Inc.

Richard J. Grossi                                                                                62         1988
Chairman of the Board of  Directors  and Chief  Executive  Officer,  The United  Illuminating
Company.  Also,  Director,  The New Haven  Savings  Bank,  Anthem Blue Cross & Blue Shield of
Connecticut,   Inc.,   Connecticut  Business  and  Industry  Association  and  University  of
Connecticut  Foundation;  Trustee,  Yale-New  Haven  Hospital;  and Chairman of the Executive
Committee of the Seabrook Joint Owners.

Betsy Henley-Cohn                                                                                45         1989
Chairman of the Board of Directors,  Joseph Cohn & Son, Inc., New Haven,  Connecticut.  Also,
Chairwoman of  Birmingham  Utilities,  Inc.;  and Director,  The  Aristotle  Corporation  and
Citizens Bank of Connecticut.

John L. Lahey                                                                                    51         1994
President,   Quinnipiac  College,  Hamden,  Connecticut.  Also,  Director,  Council  for  the
Advancement  and  Support  of  Education  and Long Wharf  Theater;  Trustee,  Yale-New  Haven
Hospital;  Vice Chairman and Director,  Regional Plan Association  Board, New York, New York;
Co-Chairman,  Connecticut  Committee  of the Regional  Plan  Association  Board;  and Member,
Greater New Haven Regional  Leadership  Council and  Accreditation  Committee of the American
Bar Association.


                      NAME, PRINCIPAL OCCUPATION, OTHER
                CORPORATE AFFILIATIONS AND PRINCIPAL OCCUPATIONS                                           DIRECTOR
                   DURING THE PAST FIVE YEARS OF NOMINEE                                        AGE(1)      SINCE
---------------------------------------------------------------------------------------------   ------     --------
F. Patrick McFadden, Jr.                                                                         60         1987
Vice  Chairman,  Citizens  Bank of  Connecticut,  New Haven,  Connecticut.  From 1993 through
1997,  Mr.  McFadden was President,  Chief  Executive  Officer and Director,  The Bank of New
Haven and BNH  Bancshares,  Inc.  Also,  Chairman of the Board of Directors,  Yale-New  Haven
Health Services Corporation.

Frank R. O'Keefe, Jr.                                                                            68         1989
Retired;  former President,  Long Wharf Capital Partners,  Inc.  1988-1990;  retired Chairman and Chief Executive  Officer,  Armtek  Corporation  1986-1988;  President and Chief Operating
Officer,  Armstrong  Rubber  Company  1980-1986;  and  Director,  Aetna Inc. and Southern New
England Telecommunications Corporation.

James A. Thomas                                                                                  59         1992
Associate  Dean,  Yale Law School.  Also,  Trustee,  Yale-New  Haven  Hospital  and  People's
Mutual Holdings; and Director, People's Bank and Sea Research Foundation.

-------------------------
(1) Age at May 20, 1998. The Board of Directors has adopted a policy pursuant to which a director will not be a candidate for re-election after his or her 70th birthday.

     The Board of Directors held 9 meetings during 1997. The average attendance record of the directors was 93.7% for meetings of the Board of Directors and its committees held during 1997.

     Ms. Henley-Cohn and Messrs. Croweak, Grossi and McFadden serve on the Executive Committee of the Board of Directors. The Executive Committee, a standing committee that has and may exercise all the powers of the Board of Directors when it is not in session, met twice during 1997.

     Ms. Albright and Messrs. Carson, Devlin, Lahey, McFadden, O'Keefe and Thomas serve on the Audit Committee of the Board of Directors. The Audit Committee, a standing committee that oversees the Company's financial accounting and reporting practices; evaluates the reliability of the Company's system of internal controls; assures the objectivity of independent audits; explores other issues that it deems may potentially affect the Company and its employees; and makes recommendations in these regards to the officers and to the Board of Directors, held three meetings during 1997.

     Msses. Albright and Henley-Cohn and Messrs. Breslawsky, Croweak and Thomas serve on the Compensation and Executive Development Committee of the Board of Directors. The Compensation and Executive Development Committee, a standing committee that reviews the performance of the officers of the Company; reviews and recommends to the Board of Directors the levels of compensation and other benefits paid and to be paid to the officers of the Company; reviews and administers incentive compensation programs for the officers of the Company; recommends to the Board of Directors changes in said programs; reviews the recommendations of management for its succession planning and the selection of officers of the Company; and reviews the investment standards, policies and objectives established for, and the performance and methods of, the Company's pension plan investment managers, held four meetings during 1997.

     Ms. Albright and Messrs. Breslawsky, Carson, Croweak and Lahey serve on the Strategic Direction Committee of the Board of Directors. The Strategic Direction Committee, a standing committee that assists the Chief Executive Officer and senior management with the development of an overall strategic plan for the Company, taking into account the key strategic issues facing the Company and the electric utility industry and providing a focus for defining and implementing the annual goals and projects comprising the Company's corporate business and operational plans, held three meetings during 1997.

     Ms. Henley-Cohn and Messrs. Carson, Devlin, McFadden, O'Keefe and Thomas serve on the Committee on Directors. The Committee on Directors, a standing committee that recommends policy with respect to the composition, organization, practices and compensation of the Board of Directors and performs the nominating function for the Board, held two meetings in 1997. The Committee on Directors will consider nominees for election as directors recommended by shareowners upon the timely submission of the names of such nominees with their qualifications and biographical information forwarded to the Committee in care of the Treasurer and Secretary of the Company.

CORPORATE GOVERNANCE STANDARDS

     The Board of Directors has approved the following Corporate Governance Standards for the discharge of its duties to the Company and its shareowners:

     The Board of Directors (the Board) of The United Illuminating Company (the Company) will discharge its duties in accordance with both the letter and the spirit of all of the laws and governmental regulations that are applicable to the Company and its operations, including the Standards of Conduct prescribed for individual Directors by the Connecticut Business Corporation Act. This is the Board's primary governance standard; and the following requirements and proscriptions, which are reviewed by the Board annually and are subject to revision from time to time, are intended to serve as supportive standards in this regard.

BOARD MEMBERS
-------------

    o    The entire Board will be elected annually.
    o A Director will not be a candidate for reelection after his or her seventieth birthday.
    o As a general rule, former executive officers of the Company will not be candidates for election as Directors.
    o A Director will not be a candidate for election to a sixth term unless he or she is the beneficial owner, directly or indirectly, of at least 1,200 shares of the Company's Common Stock.

BOARD COMMITTEES
----------------

    o Committees of the Board, and members of committees of the Board, will be appointed by affirmative vote of Directors holding a majority of the Directorships.
    o The membership of the Audit Committee and the Compensation and Executive Development Committee will consist entirely of independent Directors.
    o The Committee on Directors will assess, annually, the effectiveness of the Board.

FUNCTIONING OF THE BOARD
------------------------

    o Directors will receive materials relative to agenda items as far in advance of Board meetings as feasible.
    o When the Chief Executive Officer of the Company serves as the Chairman of the Board, the senior independent Director, in terms of service, will preside at meetings of the Board at which the Chairman of the Board and Chief Executive Officer is not in attendance, and at executive sessions of independent Directors of the Board, and will also serve as an ex officio member of the Committee on Directors of the Board.
    o The Board will review and approve, annually, a strategic plan and an operating plan for the Company.

OFFICERS
--------

    o The Board will evaluate, annually, in an executive session of independent Directors of the Board, the performance of the Chief Executive Officer of the Company.
    o The Chief Executive Officer will report, annually, to the Compensation and Executive Development Committee of the Board, and to the Board, regarding succession planning and management development.

    o Acceptance by any officer of the Company of a compensated appointment to the governing body of another business entity will be subject to prior approval by the Board.
    o Officers of the Company will be required to be beneficial owners, directly or indirectly, of shares of the Common Stock of the Company in amounts and within time periods determined by the Chief Executive Officer of the Company.
    o Incentive compensation plans will link compensation directly and objectively to measurable goals set in advance by the Board on the recommendation of the Compensation and Executive Development
         Committee of the Board.
    o Awarded stock options will not be repriced, except in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets or other change in the corporate structure or shares of the Company.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS:

     The following table sets forth the number of shares of Common Stock of the Company beneficially owned, directly or indirectly, by each director, by each of the five most highly compensated officers during 1997 and by all directors and officers as a group, as of March 12, 1998:

                                                            SHARES
            NAME OF INDIVIDUAL OR                         BENEFICIALLY
            NUMBER OF PERSONS IN                         OWNED DIRECTLY
                  GROUP                                  OR INDIRECTLY(1)(2)(3)
-------------------------------------------------------------------------------
      Thelma R. Albright                                     1,944
      Marc C. Breslawsky                                     3,557
      David E.A. Carson                                      6,602
      John F. Croweak                                        3,094
      J. Hugh Devlin                                         5,727
      Robert L. Fiscus                                      31,818
      Richard J. Grossi                                     13,249
      Betsy Henley-Cohn                                      3,460
      John L. Lahey                                          1,555
      F. Patrick McFadden, Jr.                               3,437
      Frank R. O'Keefe, Jr.                                  4,409
      James A. Thomas                                        1,904
      James F. Crowe                                         6,806
      Albert N. Henricksen                                   2,956
      Anthony J. Vallillo                                    2,148

        22 Directors and Officers
        as a group, including those named above            111,582

-------------------------
(1)  Based on  reports  furnished  by the  directors  and  officers.  The shares include, in some instances, shares held by the immediate families of directors and officers or entities controlled by directors and officers, the reporting of which is not to be construed as an admission of beneficial ownership. Each of the persons included in the foregoing table has sole voting and investment power as to the shares of Common Stock beneficially owned, directly or indirectly, by him or her, except for the following (i) as to which such powers are shared: 16,646 shares with respect to Mr. Fiscus, 4,265 shares with respect to Mr. Grossi, 110 shares with respect to Mr. Thomas, 668 shares with respect to Mr. Crowe, 405 shares with respect to Mr. Henricksen and 22,939 shares with respect to all directors and officers as a group, (ii) as to which such powers are held by other people or entities: 141 shares with respect to Mr. Carson, 700 shares with respect to Mr. Fiscus, 5,723 shares with respect to Mr. Grossi, 2,035 shares with respect to Ms. Henley-Cohn, 650 shares with respect to Mr. O'Keefe, 50 shares with respect to Mr. Thomas, 10 shares with respect to Mr. Crowe, and 9,516 shares with respect to all directors and officers as a group.

(2) The number of shares includes those held for the benefit of officers in the Company's Employee Stock Ownership Plan and, in the cases of Robert L. Fiscus, 10,500 shares, and all directors and officers as a group, 16,300 shares, that may be acquired currently through the exercise of stock options under the Company's 1990 Stock Option Plan.
(3) Includes Stock Units, for which neither investment nor voting power is held as follows: 1,722 shares with respect to Ms. Albright, 3,457 shares with respect to Mr. Breslawsky, 6,191 shares with respect to Mr. Carson, 2,211 shares with respect to Mr. Croweak, 5,227 shares with respect to Mr. Devlin, 378 shares with respect to Ms. Henley-Cohn, 212 shares with respect to Mr. Lahey, 1,968 shares with respect to Mr. McFadden, 3,545 shares with respect to Mr. O'Keefe and 744 shares with respect to Mr. Thomas. These Stock Units are in stock accounts under the Company's Directors' Deferred Compensation Plan, described below at "Director Compensation". Stock Units in stock accounts under this plan are payable, in an equivalent number of shares of the Company's Common Stock, upon termination of service on the Board of Directors.

     The number of shares of Common Stock beneficially owned by each of the persons included in the foregoing table is less than 1% of the 14,334,922 shares of Common Stock outstanding as of March 12, 1998. The number of shares of Common Stock beneficially owned by all of the directors and officers as a group represents approximately 0.8% of the outstanding shares of Common Stock as of March 12, 1998.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (SEC) and The New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater-than-ten-percent shareowners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1997 all Section 16(a) filing requirements applicable to its directors, officers and greater-than-ten-percent shareowners were complied with, except that, due to an administrative error at the Company, the year-end reports of changes in ownership filed by the non-employee directors, which were due to be filed with the SEC on or before February 17, 1998, were not filed until February 28, 1998.

EXECUTIVE COMPENSATION

     The following table shows the annual and long-term compensation, for services in all capacities to the Company for the years 1997, 1996 and 1995, of the only person who served as the chief executive officer during 1997 and of the four other most highly compensated persons during 1997 who were serving as executive officers at December 31, 1997:

               NAME AND                        ANNUAL COMPENSATION(1)      LONG-TERM COMPENSATION         ALL OTHER
                                               ----------------------      ----------------------
          PRINCIPAL POSITION            YEAR   SALARY($)     BONUS($)(2)       LTIP PAYOUTS($)(3)     Compensation(4)
          ------------------            ----   ---------     -----------       ------------------     ---------------

Richard J. Grossi                       1997    $324,000      $125,000             $119,700               $4,750
Chairman of the Board of Directors      1996    $318,000      $125,000                                    $4,688
and Chief Executive Officer             1995    $318,000      $150,000                                    $4,500

Robert L. Fiscus                        1997    $220,400       $70,000              $59,850               $4,750
Vice Chairman of the Board of           1996    $218,400       $66,000                                    $4,688
Directors and Chief Financial Officer   1995    $220,500       $80,000                                    $4,500

James F. Crowe                          1997    $177,600       $55,000              $42,750               $4,750
Group Vice President                    1996    $176,600       $51,000                                    $4,688
                                        1995    $178,000       $60,000                                    $4,500

Anthony J. Vallillo                     1997    $170,000       $55,000               $6,840               $4,750
Group Vice President                    1996    $125,875       $36,000                                    $4,688
                                        1995    $106,000       $31,000                                    $3,720

Albert N. Henricksen                    1997    $140,600       $38,000              $13,680               $4,750
Group Vice President                    1996    $136,900       $37,000                                    $4,688
                                        1995    $130,000       $40,000                                    $4,500

-----------------------
(1) None of the persons named received any cash compensation in any of the years shown other than the amounts appearing in the columns captioned "Salary," "Bonus," "LTIP Payouts" and "All Other Compensation." None of these persons received, in any of the years shown, any cash-equivalent form of compensation, other than through participation in the Company's group life, health and hospitalization plans, which are available on a uniform basis to all salaried employees of the Company and the dollar value of which, together with the dollar value of all other non-cash perquisites and other personal benefits received by such person, did not exceed the lesser of $50,000 or 10% of the total salary and bonus compensation received by him for such year.
(2) The amounts appearing in this column are awards earned in the years 1995, 1996 and 1997 pursuant to the Company's Executive Incentive Compensation Program described below.
(3) The amounts appearing in this column are the amounts earned for the 1995-1997 performance period under the Company's 1993 Dividend Equivalent Program. Under this program, which was terminated when the Long-Term Incentive Program described below was established in 1996, each officer of the Company was awarded a number of Dividend Equivalent Units (Units) prior to the 1995 commencement of the performance period and, due to the ranking of the Company's total shareowner return during the performance period relative to the total shareowner returns of a preselected peer group of companies, the officer earned a number of Units and a cash payment equal to that number of Units multiplied by the sum of all dividends paid per share on the Company's Common Stock during the performance period. The cash payments were made in February, 1998.
(4) The amounts appearing in this column are cash contributions by the Company to its Employee Stock Ownership Plan (ESOP) on behalf of each of the persons named for (I) a match of pre-tax elective deferral contributions by him to the Company's 401(k) Plan from his salary and bonus compensation (included in the columns captioned "Salary" and "Bonus"), and (ii) an additional contribution by the Company equal to 25% of the dividends paid on his shares in the EOSP.

     The Company's Executive Incentive Compensation Program was established in 1985 for the purposes of (i) helping to attract and retain executives and key managers of high ability, (ii) heightening the motivation of those executives and key managers to attain goals that are in the interests of shareowners and customers, and (iii) encouraging effective management teamwork among the executives and key managers of the Company. Under this program, cash awards may be made each year to officers and key employees based on their achievement of pre-established performance levels with respect to specific shareowner goals, customer goals and individual goals for the preceding year, and upon an assessment of the officers' performance as a group with respect to strategic opportunities during that year. Eligible officers and key employees, performance levels and specific goals are determined each year by directors who are not employees of the Company, and incentive awards are paid following action by the Board of Directors after the close of the year. Incentive awards are made from individual target incentive award amounts, which are prescribed percentages of the individual participants' salaries, ranging from 20% to 35% depending on each participant's payroll salary grade. A participant may, by achieving his or her pre-established performance levels with respect to specific shareowner goals, customer goals and individual goals for a year, become eligible for an incentive award of up to 150% of his or her target incentive award amount for that year.

     The Company's Long-Term Incentive Program was established in 1996 for the purposes of (i) promoting the long-term success of the Company by attracting, retaining and providing financial incentives to key employees who are in a position to make significant contributions toward that success, (ii) linking the interests of these key employees to the interests of the shareowners, and (iii) encouraging these key employees to maintain proprietary interests in the Company and achieve extraordinary job performance levels. Under the program, an initial three-year Performance Period commenced on January 1, 1996, three-year Performance Periods commenced on January 1, 1997 and January 1, 1998, and a series of three-year Performance Periods will commence on January 1, 1999 and on each January 1 thereafter to and including January 1, 2005. The Board of
Directors designates the officers of the Company, if any, who will be participants in the program for each Performance Period, the number of Contingent Performance Shares to be awarded each officer-participant for that Performance Period, and a peer group of companies comparable to the Company for that Performance Period. Each Contingent Performance Share is a share unit, equivalent to one share of the Company's Common Stock, credited to an officer-participant's performance share account in the program on a conditional basis at the beginning of a Performance Period. At the end of each Performance Period, the number of Performance Shares earned for the Performance Period is calculated on the basis of the Company's total shareowner return during the Performance Period relative to the peer group of companies preselected by the Board of Directors for that Performance Period. Total shareowner return for the Company, and for each member of the peer group, for a Performance Period is measured by the formula:

  Change in Market Price from + Dividends Declared During the Period Beginning to End of Period
  ---------------------------------------------------------------------
                    Market Price at Beginning of Period

If the Company's total shareowner return for the Performance Period ranks at the ninetieth percentile among the total shareowner returns of the peer group companies, the number of Performance Shares earned by the officer-participant is equal to the number of Contingent Performance Shares awarded to that officer-participant at the commencement of the Performance Period. If the Company's total shareowner return ranks below the thirtieth percentile among those of the peer group companies, no Performance Shares are earned for the Performance Period. If the Company's total shareowner return ranks between the thirtieth and the ninetieth percentiles, the number of Performance Shares earned is calculated from a scale rising from 15% to 100%. On each dividend payment date with respect to the Company's Common Stock, the earned Performance Shares in an officer-participant's Performance Share account are credited with an additional number of Performance Shares in an amount equal to the dividend payable on the earned Performance Shares in the account divided by the market price of the Company's Common Stock on the dividend payment date. Upon the termination of an officer-participant's employment by the Company, the officer-participant is paid, in cash, an amount equal to the number of earned Performance Shares in his or her Performance Share account multiplied by the market price of the Company's Common Stock on the employment termination date. An officer-participant is also entitled to payment at any time, in cash, of the value of the earned Performance Shares in his or her Performance Share account, provided that the officer-participant is in compliance with the minimum stock ownership requirement for such officer prescribed by the Board of Directors at that time. In 1997, for the 1997-1999 three-year Performance Period, the Board of Directors awarded Messrs.

Grossi, Fiscus, Crowe, Vallillo and Henricksen 11,500, 6,500, 5,000, 5,000 and 3,000 Contingent Performance Shares, respectively, under the Long-Term Incentive Program.

     The Company has entered into employment agreements with Messrs. Grossi, Fiscus and Crowe, each of which will continue in effect until terminated by the Company on three years' notice or by the officer on six months' notice. These agreements provide that the annual salary rates of Messrs. Grossi, Fiscus and Crowe will be $318,000, $218,400 and $176,600, respectively, subject to upward revision by the Board of Directors at such times as the salary rates of other officers of the Company are reviewed by the directors, and subject to downward revision by the Board of Directors contemporaneously with any general reduction of the salary rates of other officers of the Company, except in the event of a change in control of the Company. The salaries paid to Messrs. Grossi, Fiscus and Crowe in 1995, 1996 and 1997, shown on the above table, were paid pursuant to these agreements. Each of these agreements also provides that when the officer's employment by the Company terminates after he has served in accordance with its terms, the Company will pay him an annual supplemental retirement benefit in an amount equal to the excess, if any, of (A) over (B), where (A) is 2.2% of his highest three-year average total salary and bonus compensation from the Company times the number of years (not to exceed thirty) of his service deemed as an employee of the Company, and (B) is the annual benefit payable to him under the Company's pension plan. If the Company terminates the officer's employment without cause, he will be paid the actuarial present value of this supplemental retirement benefit and, if the termination occurs in connection with a change in control of the Company, the officer will be entitled to either a severance payment of two years compensation at his then-current salary and bonus rate, or an increase of a total of six years of age and/or service in the calculation of his retirement benefit, at his election. Mr. Grossi has given the Company notice of the termination of his employment agreement at the end of 1998.

     The Company has also entered into employment agreements with Messrs. Vallillo and Henricksen, each of which will continue in effect until terminated by the Company at any time or by the officer on six months' notice. These agreements provide that the annual salary rates of Messrs. Vallillo and Henricksen will be $140,000 and $136,900, respectively, subject to upward revision by the Board of Directors at such times as the salary rates for other officers of the Company are reviewed by the Directors, and subject to downward revision by the Board of Directors contemporaneously with any general reduction of the salary rates of other officers of the Company, except in the event of a change in control of the Company. The salaries paid to Messrs. Vallillo and Henricksen in 1996 and 1997, shown on the above table, were paid pursuant to these agreements. Each of these agreements also provides that when the officer's employment by the Company terminates after he has served in accordance with its terms, the Company will pay him an annual supplemental retirement benefit in an amount equal to the excess, if any, of (A) over (B), where (A) is 2.0% of his highest three-year average total salary and bonus compensation from the Company times the number of years (not to exceed 30) of his service as an employee of the Company, and (B) is the annual benefit payable to him under the Company's pension plan. If the Company terminates the officer's employment without cause, he will be paid the actuarial present value of this supplemental retirement benefit and either a severance payment of two years compensation at his then-current salary and bonus rate, or an increase of a total of six years of age and/or service in the calculation of his retirement benefit, at his election.

     A trust fund has been established by the Company for the funding of the supplemental retirement benefits accruing under the employment agreements with Messrs. Grossi, Fiscus, Crowe, Vallillo and Henricksen, and to ensure the performance of the Company's other payment obligations under each of these employment agreements in the event of a change in control of the Company.

STOCK OPTION EXERCISES IN 1997 AND YEAR-END OPTION VALUES

     The following table shows aggregated Common Stock option exercises during 1997 by the chief executive officer and each of the other four most highly compensated executive officers of the Company, including the aggregate value of gains realized on the dates of exercise. In addition, this table shows the number of shares covered by both exercisable and non-exercisable options as of December 31, 1997. Also reported are the values as of December 31, 1997 for "in-the-money" options, calculated as the positive spread between the exercise price of existing options and the year-end fair market value of the Company's Common Stock. The Company has never awarded stock appreciation rights (SARs) to any employee.



                  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES(1)

                                                          Number of Securities              Value of Unexercised
                           Shares                       Underlying Unexercised            In-the-Money Options
                          Acquired on     Value         Options at FY-End(#)(1)                at FY-End ($)(4)
                                                        --------------------                   -------------
            Name          Exercise(#)  Realized($)(2) Exercisable  Not Exercisable(3)  Exercisable  Not Exercisable(3)
            ----          -----------  -----------    -----------  ---------------     -----------  ---------------
Richard J. Grossi...........40,000       $388,229       34,000          7,000            $393,000       $111,562
Robert L. Fiscus............35,000       $355,352       37,000          3,500            $500,250         55,781
James F. Crowe..............36,000       $360,000        5,000          2,500            $ 31,875       $ 39,844
Anthony J. Vallillo......... 1,200       $ 13,050          800            400            $  5,100       $  6,375
Albert N. Henricksen........ 6,000       $ 72,500        1,600            800            $ 10,200       $ 12,750

-------------------------
(1) The Company has never awarded stock or stock appreciation rights (SARs) to any employee.
(2)  Fair market value at exercise date less exercise price.
(3) The shares represented could not be acquired by the person named as of December 31, 1997.
(4) Fair market value of shares at December 31, 1997 ($45 15/16) less exercise price.

RETIREMENT PLANS

     The following table shows the estimated annual benefits payable as a single life annuity under the Company's qualified defined benefit pension plan on retirement at age 65 to persons in the earnings classifications and with the years of service shown. Retirement benefits under the plan are determined by a fixed formula, based on years of service and the person's average annual earnings from the Company during the three years during which the person's earnings from the Company were the highest, applied uniformly to all persons.

       AVERAGE
ANNUAL EARNINGS DURING
      THE HIGHEST 3                               ESTIMATED ANNUAL BENEFITS PAYABLE AT AGE 65(3)
                                                  --------------------------------------------
 YEARS OF SERVICE(1)(2)          20 YEARS(4)    25 YEARS(4)    30 YEARS(4)      35 YEARS(4)     40 YEARS(4)
-----------------------          --------       --------       --------         --------        --------
        $100,000                 $  37,117      $  46,397      $  46,997        $  47,597       $  48,197
        $150,000                 $  57,117      $  71,397      $  71,997        $  72,597       $  73,197
        $200,000                 $  74,929      $  94,112      $114,432         $115,032        $115,632
        $250,000                 $  87,831(2)   $110,598(2)    $114,432(2)      $115,032(2)     $115,632(2)
        $300,000                 $  87,831(2)   $110,598(2)    $114,432(2)      $115,032(2)     $115,632(2)
        $350,000                 $  87,831(2)   $110,598(2)    $114,432(2)      $115,032(2)     $115,632(2)
        $400,000                 $  87,831(2)   $110,598(2)    $114,431(2)      $115,032(2)     $115,632(2)
        $450,000                 $  87,831(2)   $110,598(2)    $114,431(2)      $115,032(2)     $115,632(2)

-------------------------
(1) Earnings include annual salary and cash bonus awards paid pursuant to the Company's Executive Incentive Compensation Program. See "Executive Compensation" above.
(2) Internal Revenue Code Section 401(a)(17) limits earnings used to calculate qualified plan benefits to $160,000 for 1998. This limit was used in the preparation of this table. (In addition, qualified plan benefits cannot exceed an Internal Revenue Code Section 415(b) limit of $125,000 for 1998). The Board of Directors has adopted a supplemental executive retirement plan that permits the Directors to award supplemental retirement benefits to Messrs. Grossi, Fiscus, Crowe, Vallillo and Henricksen and to other officers individually selected by the Directors in amounts sufficient to prevent these Internal Revenue Code limitations from adversely affecting their retirement benefits determined by the pension plan's fixed formula.
(3) The amounts shown in the table are not subject to any deduction for Social Security or other offset amounts.
(4) As of their last employment anniversary dates, Messrs. Grossi, Fiscus, Crowe, Vallillo and Henricksen had accrued 40, 25, 33, 29, and 34 years of service, respectively.

                                         * * * *

                               BOARD OF DIRECTORS
                COMPENSATION AND EXECUTIVE DEVELOPMENT COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     All of the members of the Compensation and Executive Development Committee of the Board of Directors (the Committee) are non-employee Directors.

     The Committee formulates all of the objectives and policies relative to the compensation of the officers of the Company, subject to approval by the entire Board of Directors; and the Committee recommends to the Board of Directors all of the elements of the officers' compensation arrangements, including the design and adoption of compensation programs, the identity of program participants, salary grades and structure, annual payments of salaries and any awards under the annual incentive compensation program and the long-term incentive program.

     The Company's basic executive compensation program consists of three components: annual salaries, bonuses under an annual incentive compensation program, and long-term incentive program awards. The overall objective of this program is to attract and retain qualified executives and to produce strong financial performance for the benefit of the Company's shareowners while providing a high level of customer service and value for its customers. Accordingly, all of the Committee's decisions, in 1997 and in prior years, have ultimately been based on the Committee's assessment of the Company's overall performance relative to other electric utilities of comparable size, the compensation practices and programs of other companies that are most likely to compete with the Company for services of executive officers, the Company's strategic objectives, and the challenges it faces.

     The Committee formulates annual salary ranges for officers by periodic comparisons to rates of pay for comparable positions in other electric utilities as reported in the Edison Electric Institute's Executive Compensation Survey (the EEI Survey). Within the applicable range, each individual officer's annual salary is then set at a level that will compensate the officer for day-to-day performance, in the light of the officer's level of responsibility, past performance, prior year's salary and bonus, and potential future contributions to the Company's strategic objectives.

     As described in detail above at "Executive Compensation", the Company's annual bonus program and its long-term incentive program have somewhat different purposes. Under the annual Executive Incentive Compensation Program, cash awards may be made each year to officers based on their achievement of performance levels formulated by the Committee with respect to (1) specific shareowner goals, (2) specific customer goals, (3) specific team/individual goals, and (4) a qualitative assessment of the officers' performance as a group with respect to strategic opportunities of the Company during that year. The Company's Long-Term Incentive Program rewards officers for achieving a return to shareowners over three-year periods of time. The Long-Term Incentive Program links long-term incentive awards to total return to shareowners compared to a peer group of electric utilities. Although this program is designed to provide strong incentives for superior future performance, it also encourages officers to continue serving the Company, because the earning of each incentive award is conditioned upon the officer's continued service for the award's three-year performance period.

     For 1997, the annual bonus opportunities of the Company's officers were targeted by the Committee such that the combination of each officer's 1997 salary and annual Executive Incentive Compensation Program award, assuming that pre-established performance goals were met, would approximate, on average, the 50th percentile of compensation for comparable positions as reported in the 1996 EEI Survey. Goals were established to focus the officers' attention on a "balanced scorecard," covering financial, operational, customer and human resource measures. A prerequisite threshold level of recurring income for Common Stock was specified in order for any bonus to be earned. For 1997, the pre-established performance goals, accounting for 50% of each officer's bonus award, included measures of: recurring income for Common Stock, recurring cash available to pay down debt, gigawatt-hour sales , utility costs, customer satisfaction, reliability, safety, innovation and training. For each of the business unit leaders, the President and the Chief Executive Officer, 30% of the bonus award for 1997 was based on the achievement of business unit "balanced scorecard" goals. The remaining 20% of each officer's bonus award for 1997 was based on the Committee's qualitative assessment of the performance of the Company's officers as a group with respect to 1997 strategic opportunities. For 1997, this assessment focused on the officers' achievements in the development and implementation of a comprehensive plan to prepare for the eventuality of either retail customer choice or some other form of competition that is more intense than the current framework. The comprehensive plan was to include items such as: addressing the issues of (i) price, (ii) past investment costs and (iii) ratio of Common Stock equity to total capitalization; and meeting the objectives of the Company's becoming competitive in both the customer and financial markets.

     Some of the officers' achievements with respect to 1997 pre-established performance goals were especially strong, including 150% of the recurring cash available to pay down debt goal, 150% of the gigawatt-hour sales goal, and 150% of the customer satisfaction and reliability goals. The recurring income for Common Stock goal was achieved at just over the threshold level, and the utility costs goal did not achieve the threshold level. For the remaining goals, innovation, safety and training, achievements were 66%, 142% and 145% respectively. Business unit leader, President and Chief Executive Officer achievements of business unit goals ranged between 100% and 145% of the several goals.

     Overall, the Committee's bonus awards for 1997 under the Executive Incentive Compensation Program ranged between 108% and 126% of the pre-established targeted awards, depending on the individual officer's achievements, reflecting a strong performance by the Company's officers.

     Under the Company's Long-Term Incentive Program, a total of 37,100 Contingent Performance Shares were awarded in 1997 to 10 officers of the Company for the three-year Performance Period 1997-1999.

     It is not expected that any compensation paid to an executive officer during 1998 will become non-deductible under Internal Revenue Code Section 162(m) (the "million dollar pay cap").

CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1997

     In March of 1997, the Committee recommended, and the Board of Directors approved, a 1997 annual salary of $324,400 for Mr. Grossi, as Chairman of the Board of Directors and Chief Executive Officer of the Company. This annual salary was below the median salary for this officership position at other electric utilities of comparable size, as reported in the 1996 EEI Survey; but it was consistent with the Committee's judgment that a greater proportion of the targeted combination of base salary and targeted annual performance bonus should be shifted to the performance bonus component of his compensation. Mr. Grossi's annual bonus performance target for 1997 under the Executive Incentive Compensation Program was set at $113,540, consisting of a prerequisite threshold level recurring income for Common Stock goal and pre-established goals with respect to recurring cash available to pay down debt, gigawatt-hour sales, utility costs, customer satisfaction, reliability, innovation, safety, training, business unit, and strategic opportunities, as detailed above. At the conclusion of 1997, the Committee recommended, and the Board of Directors approved, a 1997 bonus award of $125,000 to Mr. Grossi, representing 110% of his targeted annual performance bonus. As described above, achievements with respect to recurring cash available to pay down debt and gigawatt-hour sales for 1997 were at 150% of target goals, and recurring income for Common Stock and utility costs goal achievements were slightly above threshold and below threshold, respectively. The Committee's qualitative assessment of the performance of the officers as a group with respect to strategic opportunities during 1997 was positive and, in the judgment of the Committee, reflected favorably on Mr. Grossi's leadership.

                COMPENSATION AND EXECUTIVE DEVELOPMENT COMMITTEE

                               Marc C. Breslawsky, Chair
                               Thelma R. Albright
                               John F. Croweak
                               Betsy Henley-Cohn
                               James A. Thomas

                                    * * * *

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No director of the Company who served as a member of the Compensation and Executive Development Committee during 1997 was, during 1997 or at any time prior thereto, an officer or employee of the Company. During 1997, no director of the Company was an executive officer of any other entity on whose Board of Directors an executive officer of the Company served, except that John F. Croweak, a director of the Company and a member of the Compensation and Executive Development Committee of the Company's Board of Directors, served as Chairman of the Board of Directors, President and Chief Executive Officer of Anthem Blue Cross & Blue Shield of Connecticut, Inc., and Richard J. Grossi, Chairman of the Board of Directors and Chief Executive Officer of the Company, served as a director of Anthem Blue Cross & Blue Shield of Connecticut, Inc.

DIRECTOR COMPENSATION

    Directors who are employees of the Company receive no compensation for their service as directors of the Company.

    The remuneration of non-employee directors of the Company includes a retainer fee of $4,000 per quarter year (the retainer fee for the first quarter of the calendar year is payable in shares of Common Stock or by credit to a stock account under the Non-Employee Directors' Common Stock and Deferred Compensation Plan described below), plus a fee of $1,000 for each meeting of the Board of Directors or committee of the Board of Directors attended. Committee chairpersons receive an additional fee of $500 per quarter year. Non-employee directors are also provided travel/accident insurance coverage in the amount of $200,000.

    The Company's Non-Employee Directors' Common Stock and Deferred Compensation Plan (the "Plan") has two features: a mandatory Common Stock feature; and an optional Deferred Compensation feature. Each non-employee director has two accounts in the Plan: a stock account, for the accumulation of units that are equivalent to shares of Common Stock ("Stock Units"), and on which amounts equal to cash dividends on the shares of Common Stock represented by Stock Units in the account accrue as additional Stock Units; and a cash account for the accumulation of director's fees payable in cash that the director elects to defer, on which interest accrues at the prime rate in effect at the beginning of each month at Citibank, N.A.

    Under the Common Stock feature of the Plan, a credit of Stock Units to each non-employee director's stock account in the Plan is made on or about the first day of March in each year, unless the director elects to receive shares of Common Stock in lieu of having an equivalent number of Stock Units so credited to his or her stock account. Each annual credit consists of a number of whole and fractional Stock Units equal to the sum of 200 plus the quotient resulting from dividing one-fourth of the annual retainer fee by the market value of the Common Stock on the date of the credit.

    Under the Deferred Compensation feature of the Plan, a non-employee director may elect to defer receipt of all or part of (i) three-quarters of his or her annual retainer fee, (ii) his or her committee chairperson fees, and/or (iii) his or her meeting fees, which are payable in cash. All amounts deferred are credited when payable, at the director's election, to either the director's cash account or to the director's stock account (in a number of whole and fractional Stock Units based on the market value of the Common Stock on the date the fee is payable) in the Plan.

    All amounts credited to a non-employee director's cash account or stock account in the Plan are at all times fully vested and nonforfeitable, and are payable only upon termination of the director's service on the Board of Directors. At that time, the cash account is payable in cash and the stock account is payable in an equivalent number of shares of Common Stock of the Company.

SHAREOWNER RETURN PRESENTATION

    Set forth below is a line graph comparing the yearly change in the Company's cumulative total shareowner return on its Common Stock with the cumulative total return on the S&P Composite-500 Stock Index, the S&P Public Utility Index and the S&P Electric Power Companies Index for the period of five fiscal years commencing 1993 and ending 1997.

                         COMPARISON OF FIVE-YEAR CUMULATIVE
                                    TOTAL RETURN*

                                   [GRAPH APPEARS HERE]

                   1992       1993        1994       1995       1996      1997
                   ----       ----        ----       ----       ----      ----
   UIL             $100       $104        $ 85       $115       $107      $163
   S&P 500          100        110         111        153        187       249
   S&P PUB. UTY.    100        114         106        147        152       187
   S&P EL. CO.      100        113          98        127        127       159

* ASSUMES THAT THE VALUE OF THE INVESTMENT IN THE COMPANY'S COMMON STOCK AND EACH INDEX WAS $100 ON DECEMBER 31, 1992 AND THAT ALL DIVIDENDS WERE
   REINVESTED. FOR PURPOSES OF THIS GRAPH, THE YEARLY CHANGE IN CUMULATIVE SHAREOWNER RETURN IS MEASURED BY DIVIDING (I) THE SUM OF (A) THE CUMULATIVE AMOUNT OF DIVIDENDS FOR THE YEAR, ASSUMING DIVIDEND REINVESTMENT, AND (B) THE DIFFERENCE IN THE FAIR MARKET VALUE AT THE END AND THE BEGINNING OF THE YEAR, BY (II) THE FAIR MARKET VALUE AT THE BEGINNING OF THE YEAR. THE CHANGES DISPLAYED ARE NOT NECESSARILY INDICATIVE OF FUTURE RETURNS MEASURED BY THIS OR ANY METHOD.

EMPLOYMENT OF INDEPENDENT PUBLIC ACCOUNTANTS:

     The Board of Directors of the Company, at a meeting held on December 8, 1997, and in accordance with the recommendation of its Audit Committee, voted to employ the firm of Price Waterhouse LLP to make an audit of the books and affairs of the Company for the fiscal year 1998. One or more representatives of Price Waterhouse LLP will attend the annual meeting, will be afforded the opportunity to make a statement if they desire to do so, and will be available to answer questions that may be asked by shareowners.

     If the shareowners do not, by the affirmative vote of a majority of the shares of Common Stock represented at the meeting, approve the employment of Price Waterhouse LLP as independent auditors, their employment will be reconsidered by the Board of Directors.

PROPOSAL TO AMEND THE  CERTIFICATE  OF  INCORPORATION  RELATIVE TO THE NUMBER OF
DIRECTORS:

     The Company is a "specially chartered" Connecticut corporation, which means that it has been incorporated by the Connecticut legislature instead of being incorporated under the State's general business corporation statutes. One of the consequences of this special status is that the Company's Certificate of Incorporation - its charter document on file with the Secretary of the State of Connecticut - includes a provision governing the number and qualifications of its directors that appears in a 1939 Special Act of the Connecticut legislature:
"The government and direction of the affairs of said corporation shall be vested in a board of not less than three nor more than twelve directors, who shall be stockholders." The Company's Bylaws - its internal governance document - state that the number of directors within this 3 - 12 range is to be fixed by vote of the shareowners.

     The statutory limitation of twelve on the number of directors has been problematic when, with twelve directors in office, the Board of Directors has had reason to add a new member. The current situation with respect to Nathaniel
D. Woodson's joining the Company as a senior executive officer exemplifies this problem. With a full complement of twelve directors in office and standing for reelection, it has not been possible to elect Mr. Woodson to the Board of Directors, although the authority and responsibilities he has assumed as President of the Company clearly call for his being a director.

     A comprehensive revision of Connecticut's general business corporation statutes, which became effective January 1, 1997, affords the Company a means of resolving this problem. These statutes are generally applicable to the Company (in addition to the Special Acts that apply only to the Company). Under these statutes, the Company's shareowners can amend the Company's Certificate of Incorporation to remove from it the problematic provisions of the Special Act of 1939 (and its predecessor, a Special Act of 1899) and substitute for them a provision specifying an expanded range in the number of directors and permitting the Bylaws to control the number of directors within the specified range. Since the Company's Bylaws can be amended by the Board of Directors from time-to-time, the substitute provision can be used by the Board of Directors to remedy a "full Board" problem by amending the Bylaws to specify an increased number of directors (within the limit set by the shareowners in the substitute provision), thereby creating a vacant seat on the Board of Directors, to which an additional individual can be elected by the other directors or by the shareowners. The Board of Directors has recommended that the shareowners approve an amendment to the Company's Certificate of Incorporation implementing these changes, by approving the following resolution that will be submitted to the meeting:

     RESOLVED: That the Certificate of Incorporation of the Company be and it hereby is amended by deleting therefrom Section seven of the Resolution of the Senate and House of Representatives of the General Assembly of the State of Connecticut, approved June 15, 1899, entitled "INCORPORATING THE NEW HAVEN ILLUMINATING COMPANY", and Section three of the Resolution of the Senate and House of Representatives of the General Assembly of the State of Connecticut, approved May 26, 1939, entitled "AN ACT AMENDING THE CHARTER OF THE UNITED ILLUMINATING COMPANY", and by adding a new Section 5 to said Certificate of Incorporation, reading as follows:

     Section 5. All  corporate  powers of the Company  shall be  exercised by or
     ---------
     under the authority of, and the business and affairs of the Company shall be managed under the direction of, a Board of Directors consisting of not less than three nor more than fifteen individuals, with the number fixed in, and increased or decreased from time-to-time by amendment of, the Bylaws of the Company, each of which individuals shall be a shareowner of the Company.

If the shareowners adopt this resolution, an appropriate Certificate of Amendment will be filed with the Secretary of the State of Connecticut amending the Company's Certificate of Incorporation. The Board of Directors will then amend the Bylaws of the Company to increase the number of members of the Board of Directors from twelve to thirteen and elect Mr. Woodson to fill the vacant seat on the Board of Directors and to serve (as do all of the directors of the Company) until the 1999 Annual Meeting of the Shareowners.

     The adoption of this resolution will be approved if the number of votes cast in favor of the proposal to amend the Certificate of Incorporation exceeds the number of votes cast against the proposal. Proxies marked to abstain from voting with respect to this action will not have the legal effect of voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

DATE FOR SUBMISSION OF PROPOSALS BY SECURITY HOLDERS:

     Shareowners who intend to present proposals for action at the 1999 Annual Meeting of the Shareowners of the Company are advised that such proposals must be received at the principal executive offices of the Company by November 30, 1998 in order to be included in the Company's proxy statement and form of proxy for that meeting.

-------------------------

     THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, PURSUANT TO RULE 13A-1 OF THE COMMISSION UNDER SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934, AN ANNUAL REPORT (FORM 10-K) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997. THE COMPANY WILL PROVIDE A COPY OF SAID FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULE THERETO, WITHOUT CHARGE, TO EACH PERSON FROM WHOM THE BOARD OF DIRECTORS HAS SOLICITED A PROXY FOR USE AT THE ANNUAL MEETING OF THE SHAREOWNERS OF THE COMPANY AS SET FORTH IN THE FOREGOING PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON DIRECTED TO KURT MOHLMAN, TREASURER AND SECRETARY, THE UNITED ILLUMINATING COMPANY, 157 CHURCH STREET, P.O. BOX 1564, NEW HAVEN, CONNECTICUT 06506. COPIES OF SAID FORM 10-K FURNISHED WITHOUT CHARGE WILL NOT INCLUDE ALL OF THE EXHIBITS THERETO. THE COMPANY WILL FURNISH A COPY OF ANY SUCH EXHIBIT UPON THE PAYMENT OF A FEE TO DEFRAY THE COMPANY'S EXPENSE (10 CENTS PER PAGE, PLUS POSTAGE) OF FURNISHING IT.

-------------------------

                                       BY ORDER OF THE BOARD OF DIRECTORS

March 27, 1998                         KURT MOHLMAN, Treasurer and Secretary

                         THE UNITED ILLUMINATING COMPANY

                   NOTICE OF ANNUAL MEETING OF THE SHAREOWNERS

TO THE SHAREOWNERS:

     Notice is hereby given that the Annual Meeting of the Shareowners of The United Illuminating Company will be held at the New Haven Lawn Club, 193 Whitney Avenue, New Haven, Connecticut, on Wednesday, May 20, 1998 at ten o'clock in the forenoon, for the following purposes:

     1. To elect a Board of Directors for the ensuing year.

     2. To vote on the approval of the employment, by the Board of Directors, of Price Waterhouse LLP as the firm of independent public accountants to audit the books and affairs of the Company for the fiscal year 1998.

     3. To consider and act on a proposal to amend the Company's Certificate of Incorporation relative to the number of members of the Board of Directors.

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 12, 1998 as the record date for determination of the shareowners of the Company entitled to notice of, and to vote at, the meeting and any adjournments thereof.

     Regardless of whether you plan to attend the meeting, please fill in, sign, date and return promptly the attached proxy in the accompanying envelope, which requires no postage if mailed in the United States.

     Dated at New Haven, Connecticut, this 27th day of March, 1998.

                                        By Order of the Board of Directors


                                        Kurt Mohlman, Treasurer and Secretary

                             YOUR VOTE IS IMPORTANT
In order to save the Company the expense of further solicitation to ensure that a quorum is present at the Annual Meeting, please mail your proxy promptly - regardless of the number of shares you own, and regardless of whether you plan to attend the meeting.

A diagram showing the location of the New Haven Lawn Club appears on the inside of the back cover of the Proxy Statement.

                             DETACH PROXY CARD HERE

(1)  ELECTION OF A BOARD OF
     DIRECTORS

FOR all nominees
listed below               [_]

WITHHOLD AUTHORITY to vote
for all nominees listed below.              [_]

*EXCEPTIONS                [_]

Nominees:    Thelma R. Albright, Marc C. Breslawsky, David E. A. Carson, John F.
             Croweak, J. Hugh Devlin, Robert L. Fiscus, Richard J. Grossi,
             Betsy Henley-Cohn, John L. Lahey, F. Patrick McFadden, Jr., Frank
             R. O'Keefe, Jr., James A. Thomas,
             and, in their discretion, such other person or persons as the present Board of Directors shall determine, if one or more of said nominees is unable to serve.

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions
           ---------------------------------------------------------

(2) Approval of the employment of Price Waterhouse LLP as independent auditors for fiscal year 1998. (Proposed by the Board of Directors.)

         FOR      [_]      AGAINST  [_]     ABSTAIN  [_]

(3) Approval of Amendment to Certificate of Incorporation. (Proposed by the Board of Directors.)

         FOR      [_]      AGAINST  [_]     ABSTAIN  [_]

(4) In proxy's discretion on any other matters that may properly come before said meeting or any adjournment thereof.


                                     Change of Address and/or
                                     Comments Mark Here.               [_]

                                           When    signing   as    attorney,
                                           executor, administrator,  trustee
                                           or guardian,  give title as such.
                                           If the  signer is a  corporation,
                                           sign  in the  corporate  name  by
                                           duly authorized officer.



                                  Dated:                        , 1998
                                        ------------------------

                                  ------------------------------------

                                  ------------------------------------
                                              PLEASE SIGN HERE

                                             Votes MUST be indicated
                                             (x) in Black or Blue ink.      [_]

PLEASE  SIGN,  DATE AND  RETURN  THE PROXY  CARD  PROMPTLY  USING  THE  ENCLOSED
ENVELOPE.

                                ADMISSION TICKET

                         THE UNITED ILLUMINATING COMPANY

                         ANNUAL MEETING OF SHAREOWNERS
                           MAY 20, 1998 AT 10:00 A.M.
                               NEW HAVEN LAWN CLUB
                               193 WHITNEY AVENUE
                             NEW HAVEN, CONNECTICUT

DIRECTIONS:
----------

FROM I-95:
Follow signs to I-91 and then follow directions below.

FROM I-91:
Take Exit #3 (Trumbull Street Exit). Go straight two blocks to Whitney Avenue (first traffic light). Right on Whitney. Small New Haven Lawn Club sign and driveway entrance on right (diagonally across Whitney Avenue from the Peabody Museum).

FROM WILBUR CROSS PARKWAY (ROUTE 15):
Exit 61
Take Whitney Avenue Exit. Go towards New Haven approximately five miles. Small New Haven Lawn Club sign and driveway entrance on left (as you approach the Peabody Museum on right).

FROM DOWNTOWN NEW HAVEN:
Take Church Street towards Hamden. Church Street becomes Whitney Avenue. The New Haven Lawn Club is on the right hand side (diagonally across from the Peabody Museum). Small New Haven Lawn Club sign at driveway entrance.

--------------------------------------

Please note: The New Haven Lawn Club is set back from Whitney Avenue.  (You must go down a long driveway to see it.) There are buildings in front of it making it difficult to see from Whitney Avenue.

                         THE UNITED ILLUMINATING COMPANY

                               COMMON STOCK PROXY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Betsy Henley-Cohn, or John L. Lahey (in the absence of Ms. Henley-Cohn), or F. Patrick McFadden, Jr. (in the absence of Ms. Henley-Cohn and Mr. Lahey) as proxy, for and in the name of the undersigned and with all powers the undersigned would possess if personally present, to vote all shares of the Common Stock of The United Illuminating Company that the undersigned is entitled to vote at the Annual Meeting of the Shareowners to be held on Wednesday, May 20, 1998, and at any adjournments thereof.

      THIS PROXY, WHEN PROPERLY SIGNED AND RETURNED TO THE COMPANY, WILL BE VOTED IN THE MANNER INDICATED ON THE REVERSE SIDE. UNLESS OTHERWISE DIRECTED ON THE REVERSE SIDE, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE ELECTION OF ALL NOMINEES LISTED TO THE BOARD OF DIRECTORS AND FOR ITEMS (2) AND (3).

                  (Continued, and to be signed and dated, on reverse side.)

                                               THE UNITED ILLUMINATING COMPANY
                                               P.O. BOX 11031
                                               NEW YORK, N.Y. 10203-0031